Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YIELDSTREET PRISM FUND INC.

Supplement No. 8 dated March 25, 2022

to

Prospectus and Statement of Additional Information dated March 31, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated March 31, 2021 (as amended or supplemented, the “Prospectus”) and the Company’s Statement of Additional Information, dated March 31, 2021 (as amended or supplemented, the “SAI”), and should be read together with the Prospectus and SAI, as applicable, each as amended or supplemented through the date of this supplement.

You should carefully consider the "Risk Factors" beginning on page 29 of the Prospectus before you decide to invest.

– PROSPECTUS –

Mr. Pandhi has announced his intention to resign as an employee from Yieldstreet and as the Chief Financial Officer and Treasurer of the Company effective March 25, 2022. Ms. Nicole Lupo has been appointed by our Board of Directors to replace Mr. Pandhi as both the Chief Financial Officer and Treasurer of the Company effective March 25, 2022. References to Mr. Pandhi in the “Information about Executive Officers Who are Not Directors” section on page 95 of the Company’s Prospectus are amended as of such date to reflect his resignation from Yieldstreet, and are replaced in their entirety by the following:

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nicole Lupo, 39	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since March 2022	Controller at Yieldstreet since March 2020; Assistant Controller at CIFC Asset Management from 2015 to 2020; Associate Director at Apollo Global Management from 2013 to 2015.

Nicole Lupo. Ms. Lupo has served as Controller at Yieldstreet since March 2020 and as Chief Financial Officer and Treasurer of the Company since March 2022. Prior to joining Yieldstreet, Ms. Lupo was Assistant Controller at CIFC Asset Management from 2015 to 2020, where she focused on the firm’s credit hedge funds and private equity funds. In addition, Ms. Lupo spent three years at Apollo Global Management from 2013 to 2015 where she was an Associate Director in the accounting department of the BDC, Apollo Investment Corp. Before joining Apollo Global Management, Ms. Lupo spent seven years in public accounting performing audits of regulated hedge funds and private equity funds. Ms. Lupo received a B.B.A in Accounting from the Hofstra University. Ms. Lupo is also a Certified Public Accountant in the State of New York.

MANAGEMENT

The “Independent Directors” subsection of the “Management” section beginning on page 92 of the Prospectus is replaced in its entirety by the following:

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
John C. Siciliano, 67	Director, Chairman of the Board	Director since October 2019	Chairman at Avondale Strategies, LLC since May 2019; CEO of Creighton AI since February 2022; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from December 2018 to October 2021.

William M. Riegel, 66	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	N/A

James A. Jessee, 63	Director	Director since October 2019	President at MFS Fund Distributors, Inc. from October 2004 until December 2017	Trustee at SSGA Select Sector SPDR Trust since November 2021; Board Member of Waddell & Reed Financial, Inc. (WDR) from July 2019 to April 2021.

The “Director Qualifications” subsection of the “Management” section beginning on page 93 of the Prospectus is replaced in its entirety by the following:

Director Qualifications

Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing us and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.

Michael Weisz. Mr. Weisz is a co-founder and the President of Yieldstreet. He is responsible for corporate strategy and direction, merger and acquisition activity, investment strategy, and sourcing and facilitating a network of Originators at Yieldstreet. Mr. Weisz is a co-founder of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance and has served as its Chief Investment Officer since 2013. From 2009 to 2013, Mr. Weisz was Vice President at a New York-based credit opportunities hedge fund with $1.2 billion under management. Mr. Weisz and his team specialized in asset-based loan transactions between $5 million and $25 million with a niche in financing transactions for litigation and similar matters. During his career, Mr. Weisz has managed over approximately $2 billion in transactions. He brings with him 10 years of investment experience. Mr. Weisz graduated with a B.S. in Finance from Touro College. We believe Mr. Weisz’s knowledge of and relationship with our Adviser, as well as his broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Milind Mehere. Mr. Mehere is the Chief Executive Officer of Yieldstreet responsible for overall strategy and day-to-day operations. Prior to co-founding Yieldstreet in January 2015, Mr. Mehere co-founded Yodle, which was acquired by web.com (Nasdaq: WEB) for $342 million in March 2016. During his time at Yodle from 2006 to 2014, Mr. Mehere created and lead several departments, including General Manager of Canada where he built a team of over 200 people, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations. Previously, Mr. Mehere held various leadership roles at OATSystems (acquired by Checkpoint Systems CKP) and i2 Technologies (acquired by JDA Software). We believe Mr. Mehere’s knowledge of and relationship with our Adviser, as well as his numerous management positions and broad corporate background bring important and valuable skills, all of which make him well qualified to serve on our Board of Directors.

John C. Siciliano. Mr. Siciliano joined the Company as a Director in October 2019. At present, he is Chairman of Avondale Strategies, LLC, an advisory firm, CEO of Creighton AI, a quantitative investment management firm, and Special Litigation Trustee of the Infinity Q Alpha Fund. Previously, he served as Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from 2012 until 2019. From 2011 to 2012, Mr. Siciliano served as Chairman of Avondale Strategies advising companies in the financial services sector. From 2008 to 2010, Mr. Siciliano served as the Chief Executive Officer of the independent asset management firms owned by New York Life Investments. Prior thereto, he was the Chairman and Chief Executive Officer of BKF Capital Group, before which he served in various senior roles in the financial services industry.

William M. Riegel. Mr. Riegel joined the Company as a Director in October 2019. Mr. Riegel was most recently Chief Investment Officer and Senior Managing Director of TIAA Asset Management, from June 2013 until April 2017, taking early retirement in June 2017. In this capacity, he oversaw all the key investment functions of the $600 billion group including global equities, global fixed income, multi-asset lifecycle funds, alternatives, real estate and responsible investing. TIAA’s public investment group won the Lipper Best Large Fund Family each year from 2013 to 2017. The award goes to the mutual fund family that generates the best risk adjusted investment results over the preceding three years. Mr. Riegel is now the Chair of the Rockefeller Family Fund (“RFF”) Investment Committee which he initially joined eight years ago. The endowment was formed in 1967 by the Rockefeller family to support meaningful environmental and social causes. Mr. Riegel has worked closely with the committee, family and outside managers to begin a migration of the endowment to “fossil fuel free” investing.  He has also recently joined the investment advisory committee of Betterment LLC, the first and one of the largest “robo-advisors”. Prior to his role as Chief Investment Officer, Mr. Riegel was head of TIAA’s $200 billion 100-person global public equity team. In this capacity, he helped to restructure both the management of the mutual funds and design of the CREF annuity equity accounts. He managed a global platform that included the active equity portfolio group, the quantitative equity management team, the lifecycle funds, equity research and trading.

James A. Jessee. Mr. Jessee joined the Company as a Director in October 2019. Mr. Jessee has been a director of Waddell & Reed (WDR-NYSE) since July 2019 and a trustee of The Select Sector SPDR Trust since November 2021. He served as a member of the Management Committee of MFS Investment Management, an investment management company based in Boston, Massachusetts, from 2011 to 2018. Mr. Jessee was President of MFS Fund Distributors, Inc. from October 2004 to December 2017 and Co-Head of Global Distribution from 2011 to 2017. Prior to that, he held various management positions with MFS from 1987 to 2004. Mr. Jessee also served on the board of the Investment Company Institute from 2014 to 2018.

– SAI –

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Mr. Pandhi has announced his intention to resign as an employee from Yieldstreet and as the Chief Financial Officer and Treasurer of the Company effective March 25, 2022. Ms. Nicole Lupo has been appointed by our Board of Directors to replace Mr. Pandhi as both the Chief Financial Officer and Treasurer of the Company effective March 25, 2022. References to Mr. Pandhi in the table in the “Control Persons and Principal Stockholders” section beginning on page SAI-6 of the SAI are amended as of such date to reflect his resignation from Yieldstreet.

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